Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.8

AMENDMENT #1 to the

AMENDED AND RESTATED

COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT #1 (“Amendment”), effective January 21, 2016 (“Amendment Effective Date”), is by and between Pioneer Hi-Bred International, Inc., with headquarters at 7100 NW 62nd Avenue, PO Box 1014, Johnston, Iowa 50131-1014, USA (“Pioneer”), and Caribou Biosciences, Inc., located at 2929 7th St., Suite 120, ‘Berkeley, California 94710 (“Caribou Bio”) (Caribou Bio and Pioneer, each individually a “Party”, and together the “Parties”).

WHEREAS, the Parties have signed an Amended and Restated Collaboration and License Agreement, which as of July 13, 2015, [***] “Agreement” refers to the Amended and Restated Collaboration and License Agreement; and

WHEREAS, the Parties desire to amend the Agreement to clarify certain provisions and provide updates to certain Appendices of the Agreement;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	All capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement.

[***]

3.	In Section 6.2(a)(iv) of the Agreement, the phrase “DuPont Pioneer Bio Background IP” is deleted and replaced with “DuPont Pioneer Background IP” as of the Effective Date.

4.	Section 6.6(a) is deleted in its entirety and replaced with the following Section 6.6(a) as of the Effective Date:

6.6	[***]

5.	Appendix E of the Agreement is hereby amended to append the following:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

6.

Appendix D-1 (Updated Caribou Bio Background IP as of the Amendment Effective Date) and Appendix E-1 (Updated DuPont Pioneer Background IP as of the Amendment Effective Date) attached hereto arc appended to the Agreement.

7.	Appendix H sets forth the Program IP (as defined in Section 1.43(c)) of the Agreement as of the Amendment Effective Date,

8.	All other terms of the Agreement remain in full force and effect.

9.

This Amendment may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile or scanned PDF document shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF. the Parties have caused this Amendment #1 to the Amended and Restated Collaboration and License Agreement to be executed by their respective authorized representatives.

Pioneer Hi-Bred International, Inc.		Caribou Biosciences, Inc.

By:	/s/ Paul E. Schickler	By:	/s/ Rachel E. Haurwitz
Name:	Paul E. Schickler	Name:	Rachel E. Haurwitz
Title:	President	Title:	President and CEO

Date:	January 22, 2016	Date:	January 21, 2016

Appendix E-1

DuPont Pioneer Background IP

as of the Amendment Effective Date

[***]

APPENDIX H

PROGRAM IP

As of the Amendment Effective Date

[***]